UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2022

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

757 Third Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 30, 2022, Staffing 360 Solutions, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on November 23, 2022, the record date for the Annual Meeting, there were (i) 2,533,199 shares of common stock outstanding and entitled to vote on the proposals described below and (ii) 9,000,000 shares of Series H Convertible Preferred Stock outstanding, which were entitled to vote on an “as converted” basis on the proposals described below, representing voting power equal to 350,004 shares of common stock. The matters described below were submitted to a vote of the holders of the Company’s common stock at the Annual Meeting. Each proposal is described in detail in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 1, 2022.

1.	Election of two Class II directors to serve until the 2024 Annual Meeting of Stockholders and one Non-Classified director to serve until the 2023 Annual Meeting of Stockholders, or in each case, until their respective successors have been duly elected and qualified.

	For	Against	Abstain	Broker non-votes
Jeff Grout (Class II director)	594,190	26,368	7,308	754,531
Alicia Barker (Class II director)	587,610	32,996	7,260	754,531
Brendan Flood (Non-Classified director)	592,669	28,685	6,512	754,531

2.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker non-votes
585,501	38,426	3,939	754,531

3.	Approval, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
92,761	3,106	527,125	4,874

4.	Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

For	Against	Abstain
1,266,833	44,068	71,496

Based on the results of the stockholder advisory vote with respect to the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors has determined that the Company will conduct future stockholder advisory votes on the compensation of the Company’s named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on executive compensation, which is expected to occur at the Company’s 2028 Annual Meeting of Stockholders. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2023	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman, President and Chief Executive Officer